Supplement to the
Fidelity® Enhanced High Yield ETF and Fidelity® Preferred Securities & Income ETF
December 30, 2025
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information for Fidelity® Enhanced High Yield ETF found in the "Management Contracts" section.
The following table provides information relating to other accounts managed by Orhan Imer as of December 31, 2025:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	1	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$3,644	$400	$6
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none
* Includes Fidelity® Enhanced High Yield ETF ($464 (in millions) assets managed).
As of December 31, 2025, the dollar range of shares of Fidelity® Enhanced High Yield ETF beneficially owned by Mr. Imer was none.

HIE-SSTK-0226-105-1.9893609.105	February 25, 2026